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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-1560 and 333-60295.


                                            ARTHUR ANDERSEN & CO.

Hamilton, Bermuda
March 29, 1999